METROPOLITAN SERIES FUND, INC.

Supplement Dated November 19, 2008

to

Prospectus Dated April 28, 2008

FI LARGE CAP PORTFOLIO

On November 7, 2008, the Board of Directors of the Metropolitan Series Fund, Inc. (the “Fund”) approved a proposal to reorganize FI Large Cap Portfolio (“FI Portfolio”), a series of the Fund, into BlackRock Legacy Large Cap Growth Portfolio (“BlackRock Portfolio”), a series of the Fund. The reorganization is subject to, among other conditions, approval by shareholders of the FI Portfolio. If the shareholders of the FI Portfolio approve the proposal, the FI Portfolio will transfer all of its assets and liabilities to the BlackRock Portfolio in exchange for shares of the BlackRock Portfolio and FI Portfolio shareholders will receive shares of BlackRock Portfolio in exchange for their FI Portfolio shares. If approved, the reorganization is proposed to take place on or about May 1, 2009.